UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.  Regulation FD Disclosure.

On January 1, 2018, Everi Holdings Inc. (the “Company”) implemented the new revenue recognition standard promulgated by the Financial Accounting Standards Board (the “FASB”) commonly referred to as Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”). The adoption of ASC 606 resulted in the Company’s determination that a significant change to certain of its previously reported revenues and costs of revenues should be reported on a net basis, rather than a gross presentation in connection with the Payments segment cash access services (with additional immaterial changes related to the net reporting of certain of the Company’s Games segment gaming operations activities). This net presentation will not have an effect on operating income (loss), net income (loss), cash flows and does not have a material impact on the timing of revenues recognized and costs incurred.

In connection with the adoption of ASC 606, the Company also evaluated the reporting requirements under Securities and Exchange Commission Regulation S-X Rule 5-03 (“Rule 5-03”) and determined that certain of its significant revenues and related costs of revenues should be separately reflected on its Statements of Income (Loss) and Comprehensive Income (Loss). As such, the Company has provided an as adjusted retrospective net presentation of historical quarterly unaudited selected financial data pursuant to Rule 5-03 for the years ended December 31, 2017, 2016 and 2015, attached hereto as Exhibit 99.1. This information is being provided to assist readers in comparing our financial information in conformity with the Company’s current net presentation required by ASC 606.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 (the “Report”), contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” or “will” and similar expressions to identify forward-looking statements.

The forward-looking statements in this Report are subject to additional risks and uncertainties, including those set forth under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 16, 2018 and subsequent periodic reports, and are based on information available to us on the date hereof.

These cautionary statements qualify the Company’s forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement contained herein speaks only as of the date on which it is made, and we do not intend, and assume no obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation of historical quarterly unaudited selected financial data of Everi Holdings Inc. for the years ended December 31, 2017, 2016 and 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 7, 2018	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer

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